EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2005 of Adept Technology, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, in his capacity as an officer of the Company, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Robert H. Bucher
                                          -------------------------------------
                                          Robert H. Bucher
                                          Chairman of the Board of Directors
                                          and Chief Executive Officer of
                                          Adept Technology, Inc.
                                          Dated:  May 17, 2005


                                          /s/ Robert R. Strickland
                                          -------------------------------------
                                          Robert R. Strickland
                                          Vice President of Finance and
                                          Chief Financial Officer of
                                          Adept Technology, Inc.
                                          Dated:  May 17, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Adept Technology, Inc. and will be retained by Adept Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.